UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2006

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Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

(Formerly PharmaFrontiers Corp.)

Texas
(State or Other Jurisdiction of Incorporation)

000-25513 (Commission File Number)	76-0333165 (I.R.S. Employer Identification No.)
2635 N. Crescent Ridge Drive The Woodlands, Texas (Address of Principal Executive Offices)	77381 (Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On November 13, 2006 Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006. On November 13, 2006, Registrant announced its results of operations in a press release. A copy of the press release is attached as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.	Description

99.1	Press release issued November 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEXA THERAPEUTICS, INC.

By:	/s/ David B. McWilliams
David B. McWilliams, Chief Executive Officer

DATE: November 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 13, 2006